SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 20, 1999


                          SIGNAL APPAREL COMPANY, INC.
             (Exact name of Registrant as specified in its charter)


     Indiana                        1-2782                       62-0641635
 (State or other                  (Commission                 (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)


34 Englehard Avenue, Avenel, New Jersey                             07001
(Address of principal executive offices)                          (zip code)


Registrant's telephone number, including area code (732) 382-2882


              200 Manufacturers Road, Chattanooga, Tennessee 37405 (Former name or former address, if changed since last report.)

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On August 20, 1999, the Registrant appointed the accounting firm of Goldstein Golub Kessler LLP ("Goldstein") as the Registrant's independent public accountants and auditors, effective immediately. The decision to engage Goldstein as the Registrant's accountants and auditors was approved by the full Board of Directors. During the Registrant's two most recent fiscal years and the subsequent interim period through August 20, 1999, Goldstein was not consulted with respect to any of the items referred to in Item 304(a)(2) of Regulation S-K.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 25, 1999                       SIGNAL APPAREL COMPANY, INC.

                                            By:   /s/ Robert J. Powell
                                                  ------------------------------
                                                  Robert J. Powell
                                                  Vice President,
                                                  General Counsel & Secretary